Q3 2017 Supplemental Financial Information August 3, 2017 Exhibit 99.2

This presentation may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “should” or “will,” or the negative of such terms, or other comparable terminology. These forward-looking statements are only predictions based on the current intent and expectations of the management of Esterline, are not guarantees of future performance or actions, and involve risks and uncertainties that are difficult to predict and may cause Esterline’s or its industry’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Esterline's actual results and the timing and outcome of events may differ materially from those expressed in or implied by the forward-looking statements due to risks detailed in Esterline's public filings with the Securities and Exchange Commission including its most recent Annual Report on Form 10-K. This presentation also contains references to non-GAAP financial information subject to Regulation G. The reconciliations of each non-GAAP financial measure to its comparable GAAP measure as well as further information on management’s use of non-GAAP financial measures are included in Esterline’s press release dated August 3, 2017, included as Exhibit 99.1 to Form 8-K filed with the SEC on the same date, as well as in this presentation, including the Appendix.

Strategic Direction Key Focus Areas – Continued Drive for Sales Growth A high-performing aerospace and defense company whose engaged employees deliver value through world-class products, services, and technologies. Profitable & Balanced Sales Growth Enterprise Excellence Leverage the Enterprise Employee Engagement Regulatory & Customer Compliance

Q3 2017 Financial Results Sales of $503.8 million, down 2.6% * YoY quarterly comparison impacted by order timing, sales moving from Q3 2017 to Q2 2017, and discrete program softness GAAP EPS of $1.04 (per diluted share) Adjusted EPS of $1.08 ** Free cash flow of $97 million ** 119% of net income * Comparison is to fiscal Q3 2016 ** Excludes certain discrete items; see Page 1 regarding non-GAAP financial measures.

Q3 2017 Year-over-Year (YOY) Summary Dollars in millions, except EPS Q3 2017 Q3 2016 Change Sales $ 504 $ 517 ($ 13) Gross Margin $ 171 $ 174 ($ 3) - % of sales 33.9% 33.6% 0.3% Operating Earnings from Continuing Operations $ 49 $ 54 ($ 5) - % of sales 9.8% 10.5% (0.7)% Earnings from Continuing Operations $ 31 $ 38 ($ 7) Earnings Per Diluted Share from Continuing Operations $ 1.04 $ 1.28 ($ 0.24)

Q3 2017 Sales Change (YOY) Items Sales Q3 2016 $ 517 Foreign currency translation (6) Sales volume / mix (9) Other 2 Q3 2017 $ 504 Dollars in millions

Q3 2017 Segment Sales Change (YOY) Total ESL Avionics & Controls Sensors & Systems Advanced Materials Organic Sales¹ (2)% (6)% 1% 2% FX (1)% <1% (2)% (2)% Other <1% (1)% <1% 2% Total Change (3)% (6)% (1)% 2% ¹ Q3 2017 organic sales change represents the total reported increase/(decrease) within the company’s continuing operations less the impact of all foreign currency translation and hedging activities.

Q3 2017 Gross Margin Change (YOY) Items Gross Margin Q3 2016 $ 174 Foreign currency translation (2) Sales volume / mix 4 Other (5) Q3 2017 $ 171 Dollars in millions

Q3 2017 Earnings Adjustment Dollars in millions, except EPS Adjustments are net of tax Earnings from Continuing Ops Diluted EPS GAAP $ 31 $ 1.04 Advanced Displays Integration Costs and Compliance Costs 1 0.04 Adjusted * $ 32 $ 1.08 * See Page 1 regarding non-GAAP financial measures.

YTD Q3 2017 Free Cash Flow Reconciliation YTD Q3 2017 YTD Q3 2016 Net Earnings $ 83 $ 50 Depreciation and amortization 77 73 Change in working capital (A/R, Inventory, A/P) (5) (23) Other (16) 19 Cash flow from operations $ 139 $ 119 Capital expenditures (42) (59) Free cash flow * $ 97 $ 60 Dollars in millions; GAAP results Amounts included in Free Cash Flow YTD Q3 2017 YTD Q3 2016 Adjustments to Net Income (net of tax) * $ 5 $ 22 Loss from Discontinued Operations $ (6) $ (15) * See Page 1 regarding non-GAAP financial measures.

Q3 2017 EBITDA * See Page 1 regarding non-GAAP financial measures. Q3 2017 Q3 2016 Operating Earnings from Continuing Operations¹ $ 49 $ 54 Depreciation and amortization² 26 24 EBITDA from Continuing Operations * $ 75 $ 78 Dollars in millions ¹Operating earnings from continuing operations is earnings before interest and income taxes ²Excludes amortization of debt issuance costs, which is included in interest expense

YTD Q3 2017 EBITDA * See Page 1 regarding non-GAAP financial measures. YTD Q3 2017 YTD Q3 2016 Operating Earnings from Continuing Operations¹ $ 136 $ 99 Depreciation and amortization² 76 72 EBITDA from Continuing Operations * $ 212 $ 171 Dollars in millions ¹Operating earnings from continuing operations is earnings before interest and income taxes ²Excludes amortization of debt issuance costs of $1 million in each period, which is included in interest expense

2017 Guidance Guidance Sales ~$2.0B GAAP EPS (diluted, continuing ops) $4.30 - $4.50 Adjusted EPS * (diluted, continuing ops) $4.50 - $4.70 EBITDA* $300M - $310M Free Cash Flow * $130M - $150M Guidance 2017 Adjusted EPS GAAP EPS (diluted, continuing ops) $4.30 - $4.50 Compliance Costs ~$0.18 Advanced Displays Integration Costs ~$0.02 Adjusted EPS * (diluted, continuing ops) $4.50 - $4.70 * See Page 1 regarding non-GAAP financial measures. Full-Year Guidance Updated

2017 Guidance Assumptions Interest expense ~$29 million Tax rate ~24%-25% Average diluted shares outstanding 30.020 million Depreciation / Amortization expense ~$100 million Cap Ex $55 - $60 million

2017 Tax Outlook Q3 2017 Supplemental Financial Information 2017 Q1 Discrete Tax Benefits 2017 Q1 Tax Rate (Excluding Discrete Benefits) 2017 Q1 Tax Rate 2017 Full-Year Estimated Tax Rate ~ 24% – 25% 2017 Q2 Tax Rate 28.4% Effective Tax Rate 2017 Q3 Tax Rate 24.8% Effective Tax Rate 27.7% Tax Rate (Excl. Discrete Items) 2017 Q4 Est. Tax Rate ~27% – 28% Effective Tax Rate 0% 5% 10% 15% 20% 25% 30% 1.9% Effective Tax Rate

Share Repurchase Update # Shares In thousands $ Value In millions $ Authorization Remaining In millions FY 2014 269 $ 30.3 FY 2015 2,562 259.5 FY 2016 305 18.7 YTD 2017 - - Total since inception * 3,136 $ 308.5 $ 91.5 * $400 million total authorization for share repurchase.

Appendix

Q3 2017 Adjusted Gross Margin and EBIT * * See Page 1 regarding non-GAAP financial measures

Q3 2016 Adjusted Gross Margin and EBIT * * See Page 1 regarding non-GAAP financial measures

YTD 2017 Adjusted Gross Margin and EBIT * * See Page 1 regarding non-GAAP financial measures

YTD 2016 Adjusted Gross Margin and EBIT * * See Page 1 regarding non-GAAP financial measures